NATIONWIDE MUTUAL FUNDS
Nationwide Bailard International Equities Fund	Nationwide Invesco Core Plus Bond Fund (formerly,
Nationwide Bailard Small Cap Value Fund (formerly,	Nationwide BNY Mellon Core Plus Bond Fund)
Nationwide Bailard Cognitive Value Fund)	Nationwide Loomis All Cap Growth Fund
Nationwide Bailard Technology Fund (formerly,	Nationwide Loomis Core Bond Fund
Nationwide Bailard Technology & Science Fund)	Nationwide Loomis Short Term Bond Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Mid Cap Market Index Fund
Nationwide BNY Mellon Dynamic U.S. Equity	Nationwide NYSE Arca Tech 100 Index Fund
Income Fund	Nationwide Renaissance Small Cap Growth Fund
Nationwide Bond Index Fund	(formerly, Nationwide WCM Focused Small Cap
Nationwide Fund	Fund)
Nationwide Geneva Mid Cap Growth Fund	Nationwide S&P 500 Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Schroders Global Equity Fund (formerly,
Nationwide Government Money Market Fund	Nationwide Global Sustainable Equity Fund)
Nationwide GQG US Quality Equity Fund	Nationwide Small Cap Index Fund
Nationwide Inflation-Protected Securities Fund	Nationwide Strategic Income Fund (formerly,
Nationwide International Index Fund	Nationwide Amundi Strategic Income Fund)
Nationwide International Small Cap Fund

Supplement dated June 30, 2026
to the Statement of Additional Information (“SAI”) dated March 2, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Bailard International Equities Fund

1.
Effective immediately, the SAI is amended as follows:

a.
All references to, and information regarding, Eric Leve, CFA are deleted in their entirety.

b.
The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of April 30, 2026)
Bailard, Inc.
Irene Liando, CFA	Nationwide Bailard International Equities Fund	$10,001 - $50,000

c.
The following replaces the information relating to Bailard, Inc. under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:

Bailard, Inc. (“Bailard”)

Ms. Liando, Mr. McKellar, Dr. Akgun, Mr. Mudge and Mr. Moshy are each paid a base salary, an “investment performance” bonus relating to the Fund and strategy each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. Investment performance bonuses are based on pre-tax performance and are not based on value of assets held in the Fund’s portfolio.  For the Nationwide Bailard Small Cap Value Fund, the Nationwide Bailard International Equities Fund and the Nationwide Bailard Technology Fund, it is based on the relevant Fund’s return ranking on a rolling 12-month basis relative to that Fund’s peer group: Morningstar Small Cap Value Category (for the Nationwide Bailard Small Cap Value Fund), Morningstar Foreign Large

Blend Category (for the Nationwide Bailard International Equities Fund) and Morningstar Technology Category (for the Nationwide Bailard Technology Fund). Additionally, a portion of Mr. McKellar’s and Ms. Liando’s investment performance bonus is based on the performance of Bailard’s EAFE Composite (0% Emerging Markets) on a rolling 12-month basis. In addition to the investment performance bonus related to the Fund, Dr. Akgun also receives an investment performance bonus for Bailard’s Tactical Asset Allocation strategy. The discretionary bonus, if any, reflects the pre-tax profitability of Bailard and the portfolio manager’s contribution to meeting Bailard’s general corporate goals.  On occasion, the portfolio managers named above may receive stock grants based on individual performance.

Mr. Smith, Ms. Mughal and Mr. Townsend are members of Bailard’s Senior Management Team and as such, their compensation consists primarily of a base salary and a significant discretionary cash bonus. The cash bonus reflects Bailard’s profitability and Mr. Smith, Ms. Mughal and Mr. Townsend’s contribution to Bailard’s corporate goals.  On occasion, portfolio managers on the Senior Management Team may receive stock grants based on individual performance. None of Ms. Mughal’s nor Mr. Smith’s compensation is based directly on the performance of the Nationwide Bailard Technology Fund. None of Mr. Townsend’s compensation is based directly on the performance of the Nationwide Bailard Small Cap Value Fund.

d.
The subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of April 30, 2026)
Bailard, Inc.
Irene Liando, CFA	Mutual Funds: 1 account, $287.5 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 8 accounts, $1.1 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE